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                                                                   Exhibit 10.58

                                 TENTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         SAVINGS AND PROFIT SHARING PLAN

      WHEREAS, Fisher Scientific International Inc. (the "Company") established and maintains the Fisher Scientific International Inc. Savings and Profit Sharing Plan (the "Savings Plan"); and

      WHEREAS, the Fisher Scientific International Inc. Administrative and Investment Committee (the "Committee") has the authority pursuant to Sections
11.1 and 11.5 of the Savings Plan to amend the Savings Plan; and

      WHEREAS, the Committee desires to authorize the change in trustee and recordkeeping services for the Savings Plan from Mellon Bank, N.A. and Mellon Human Resource and Investor Solutions to T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.; and

      WHEREAS, the Committee desires to amend the provisions governing in-service withdrawals from the Savings Plan; and

      WHEREAS, the Committee desires to amend the Savings Plan to include Pierce Biotechnology, Inc. and Cole Parmer Instrument Company as Participating Companies in the Savings Plan; and

      WHEREAS, the Committee desires to authorize the merger of the Pierce Biotechnology Thrift Plan and Trust (the "Pierce Plan") and the Cole Parmer Employees Profit Sharing Plan and Trust (the "Cole Parmer Plan") with and into the Savings Plan; and

      WHEREAS, the Committee desires to preserve certain rights and protected benefits available under the Pierce Plan and the Cole Parmer Plan within the Savings Plan;

      NOW, THEREFORE, be it resolved effective as of July 30, 2004, unless another effective date is stated herein, as follows:

      RESOLVED, that the Committee hereby authorizes the transfer of all recordkeeping and trustee responsibilities for the Savings Plan from Mellon Human Resource and Investors Solutions and Mellon Bank, N.A. to T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company, respectively, and the taking of all actions and execution of all documentation necessary effect such transfer;

      RESOLVED FURTHER, that Section 8.1 of the Savings Plan is hereby amended in its entirety to read as follows:

      8.1. General Rule for Withdrawals. This Article provides the rules that apply to a Participant's request for a withdrawal from the Plan while the Participant is employed by a Company. Effective as of August 1, 2004, withdrawals must be made first under Section 8.2

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followed by the withdrawals available under Sections 8.3 and 8.4, in that order.
Notwithstanding the foregoing, a Participant may request a withdrawal under
Section 8.5, 8.6 or 8.7 without first requesting withdrawals under Sections 8.2 through 8.4.

      RESOLVED FURTHER, that Section 8.3 of the Savings Plan is hereby amended in its entirety to read as follows:

      8.3. Non-Hardship Distributions.

            (a) In General. Upon written notice to the Committee, a Participant may make withdrawals from the Plan in the following order:

                  (i)   earnings on After-Tax Contributions made before 1987;
                        and

                  (ii) After-Tax Contributions that are Supplemental Employee Contributions made after 1986 plus earnings thereon;

            (b) Participants With Account Balances On or Before July 31, 2004. If a Participant's Account prior to July 31, 2004 contained After-Tax Contributions that are Basic Employee Contributions and/or vested Matching Contributions, such Participant may elect to receive an in-service withdrawal of such amounts (credited prior to July 31, 2004) in accordance with the following conditions:

                  (i) A Participant with fewer than five Years of Service may make withdrawals from the Plan in the following order:

                        (A) After-Tax Contributions that are Basic Employee Contributions made after 1986 which have been in the Plan for more than two years and earnings thereon; and

                        (B) vested Matching Contributions which have been in the Plan for more than two years and earnings thereon.

                  (ii) A Participant with five or more Years of Service may make withdrawals from the Plan in the following order:

                        (A) After-Tax Contributions that are Basic Employee Contributions made after 1986 and earnings thereon:

                        (B) vested Matching Contributions and earnings thereon.

            (c) After-Tax Contributions and Matching Contributions Contributed on and after August 1, 2004. On and after August 1, 2004, amounts contributed to the Plan as After-Tax Contributions that are Basic Employee Contributions and/or vested Matching Contributions shall not be available for in-service withdrawal.

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      RESOLVED FURTHER, that Section 8.4 of the Savings Plan is hereby deleted in its entirety and all subsequent sections of Article 8 are renumbered accordingly.

      RESOLVED FURTHER, that the title of Section 8.4 and first sentence of
Section 8.4(a) (formerly Section 8.5) titled "Hardship Distributions from Before-Tax Contribution Account" is hereby amended in its entirety to read as follows:

      8.4 Hardship Distributions.

            (a) In General. Distributions of Before-Tax Contributions (including Before-Tax Contributions and earnings thereon accrued as of December 31, 1988), After-Tax Contributions that are Basic Employee Contributions, and vested Matching Contributions may be made to a Participant in the event of hardship.

      RESOLVED FURTHER, that Section 8.6 of the Savings Plan (formerly Section 8.7) is amended in its entirety to read as follows:

      8.6. Withdrawals upon Attainment of Age 59 1/2. Upon written notice to the Committee, a Participant who has attained age 59 1/2 may withdraw all or part of his or her vested Account.

      RESOLVED FURTHER, that Schedule I of the Savings Plan is hereby amended to include in the list of Participating Companies the following:

      Pierce Biotechnology, Inc. effective October 1, 2004
      Cole Parmer Instrument Company effective October 1, 2004

      RESOLVED FURTHER, that effective October 1, 2004 the Pierce Plan is merged with and into the Savings Plan and the Savings Plan is hereby amended by the addition of a new Schedule M to read as follows:

                                   Schedule M

      This Schedule M shall apply to any individual who was a participant in the Pierce Biotechnology Thrift Plan and Trust (the "Pierce Plan") as of September 30, 2004.

      1. Vesting. A former Pierce Plan Participant shall become fully vested with respect to such Participant's account balances as of September 30, 2004. Thereafter, a Participant who is employed by Pierce Biotechnology, Inc. shall vest in his Matching Contributions made on and after October 1, 2004 under the Savings Plan in accordance with Section 6.7 of the Savings Plan.

      2. Matching Contributions. Participants who are employed by Pierce Biotechnology, Inc. shall be eligible to receive employer matching contributions pursuant to the matching contribution formula in the Pierce Plan with respect to Basic Employee Contributions made to the Savings Plan.

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      3. Discretionary Contributions. Participants who are employed by Pierce
Biotechnology, Inc. shall not be eligible to receive Discretionary Contributions under the Savings Plan.

      RESOLVED FURTHER, that effective October 1, 2004, the Cole Parmer Plan is merged with and into the Savings Plan and the Savings Plan is hereby amended by the addition of a new Schedule N to read as follows:

                                   Schedule N

      This Schedule N shall apply to any individual who was a participant in the Cole Parmer Employees Profit Sharing Plan and Trust (the "Cole Parmer Plan") as of September 30, 2004.

      1. Vesting for Matching Contributions. A former Cole Parmer Plan Participant who becomes a Participant in the Plan on October 1, 2004 will be fully vested in his Matching Contributions at all times.

      2. Vesting for Profit Sharing Contributions. A former Cole Parmer Plan Participant shall vest in any employer profit sharing contributions under the Cole Parmer Plan in accordance with the following vesting schedule:

               Years of Service                                   Vesting Percentage
               ----------------                                   ------------------
Less than one (1) year of service                                         0%
At least one (1) but less than two (2) years                             10%
At least two (2) but less than three (3) years                           20%
At least three (3) but less than four (4) years                          30%
At least four (4) but less than five (5) years                           40%
At least five (5) but less than six (6) years                            60%
At least six (6) years but less than seven (7) years                     80%
Seven (7) or more years                                                 100%

      RESOLVED FINALLY, that all other provisions of the Savings Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Savings and Profit Sharing Plan is amended this 22 day of July, 2004.

                                        ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                        /s/ Paul M. Meister
                                        ------------------------------------
                                        Paul M. Meister

                                        /s/ Todd M. DuChene
                                        ------------------------------------
                                        Todd M. DuChene